REIMBURSEMENT AGREEMENT



         REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of February 24, 1999, by and among INTERNATIONAL FAST FOOD CORPORATION, a company organized under the laws of the State of Florida, United States ("IFFC"), INTERNATIONAL FAST FOOD POLSKA S.P. z.o.o., a Polish limited liability company organized under the laws of Poland ("IFFP") and BURGER KING CORPORATION, a company organized under the laws of State of Florida, United States ("BKC").

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of IFFP;

         WHEREAS, Citibank (Poland) S.A. ("Citibank") has agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (the "Credit Agreement");

         WHEREAS, It is a condition to the disbursement of funds under the Credit Agreement that BKC issue a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (the "Guarantee");

         WHEREAS, in consideration of the Guarantee, IFFC has agreed to grant BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee; and

         WHEREAS, it is a condition to the making of the Guarantee that IFFC agree to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully said forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree has follows:

1. Reimbursement. IFFC and IFFP agree, jointly and severally, to pay or reimburse BKC within 72 hours of its written demand (which demand may be made upon either IFFC or IFFP) for (i) any payments to be made or previously made by BKC under the Guarantee (such amounts are hereinafter referred to as "Indemnity Payments"), (ii) interest on the amount of any Indemnity Payment remaining unpaid by IFFC or IFFP under clause (i) above, from (and including) date of such Indemnity Payment, until payment in full thereof (after as well as before judgment) at a rate equal to the Base Rate (as defined below) from time to time in effect plus two hundred basis points, such interest to be payable on demand (which demand may be made upon IFFC or IFFP) and (iii) all fees, costs and expenses incurred by BKC in connection with the enforcement of its rights hereunder. "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest published in the "Wall Street Journal" on such date as the "prime rate" for U.S. dollar loans by major money center banks. Interest accruing on the Base Rate shall be computed on the basis of the actual number of days elapsed in a 365 day year.

         (b) Any failure of IFFC or IFFP to perform its obligations pursuant to this Section 1 shall constitute an event of Default within the meaning and for purposes of the Agreement for the Transfer of Title to Share by way of Security dated of even date herewith (the "Security Agreement") by and between IFFC, BKC and IFFP.

2. Covenants. IFFC and IFFP agree that, except for actions taken solely and directly in connection with the repayment of amounts outstanding under the Credit Agreement or due under this Agreement, from the date hereof until the later to occur of (i) the date of repayment by IFFP of all amounts borrowed under the Credit Agreement or (ii) the date of payment by IFFC or IFFP of all amounts due and owing BKC under this Agreement, as follows:

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         (a) Neither IFFC nor IFFP shall incur any Indebtedness of other than
Indebtedness as in effect on the date hereof, without the prior written consent of BKC. BKC shall not unreasonably withhold its consent in the case of Indebtedness proposed to be incurred by IFFC. BKC may refuse to consent in its sole and absolute discretion for any reason or for no reason in the case of Indebtedness proposed to be incurred by IFFP.

         (b) Upon the consummation by IFFC of the sale of any of its equity or debt securities (including any securities convertible into any of the foregoing), whether in a private transaction or through a public offering, IFFC shall cause the proceeds, if any, from such sale which are in excess of $10,000,000 first to be paid to BKC to the extent required under the Reimbursement Agreement, and then to be promptly paid to Citibank under the Credit Agreement to repay outstanding borrowings thereunder, and shall use its best efforts to cause the amount of the Guarantee to be reduced by the amount of such payment(s).

         (c) BKC's authorized officers and representatives shall have the right during normal business hours upon reasonable notice to examine the books and records of IFFC and IFFP and to make copies and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of the this Agreement or the Credit Agreement.

         (d) Except with respect to operating leases entered into in the ordinary course of business and consistent with past practices and IFFP's development plans, neither IFFC nor IFFP shall become liable with respect to any guarantee, including any reimbursement obligation, whether contingent or matured under letters of credit or otherwise (or become contractually committed to do so).

         (e) Neither IFFC nor IFFP shall make any dividend or other distribution with respect to its outstanding equity securities (or become contractually committed to do so) except for dividends payable solely in the securities of IFFC or IFFP or as permitted by the Credit Facility.

         (f) Neither IFFC nor IFFP shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of IFFC or IFFP to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned hereafter acquired, or which requires the grant of any collateral for such obligation if such collateral is granted for another obligation, except with respect to borrowings under the Credit Agreement. Notwithstanding the foregoing, the covenants set forth in this
Section 2 shall not be deemed to preclude the sale and leaseback of assets so long as the terms of such transaction are at least as favorable to IFFC or IFFP and IFFC or IFFP, as the case may be, could have obtained in an arms-length transaction with an unaffiliated party.

         (g) Neither IFFC nor IFFP shall effect any transaction with any of their respective Affiliates (as such term is defined under the Securities Act of 1933, as amended (except for IFFC and IFFP) on a basis less favorable to IFFC and IFFP than would be the case if such transaction had been effected with a non-Affiliate.

         (h) IFFP shall not engage in any business other than the business in which it is currently engaged on the date hereof.

         (i) IFFC and IFFP shall observe and comply with all of the covenants set forth in the Credit Agreement.

         (j) For purposes of the foregoing covenants, the following terms shall have the respective meanings set forth below:

         "Indebtedness" means all obligations, contingent or otherwise, which in accordance with U.S. generally accepted accounting principles are required to be classified upon a balance sheet of the specified person as liabilities.

         "Lien" means, with respect to the specified person:

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                  (a) any lien, encumbrance, mortgage, pledge, charge, or
                      security interest of any kind upon any property or assets of such person, whether now owned or hereafter acquired, or upon the income or profits therefrom;
                  (b) the sale, assignment, pledge or transfer of any accounts or general intangibles of such person for purposes of creating a security interest; and
                  (c) the transfer of any tangible property or assets for the purpose of creating or granting a security interest.

3.       Representations and Warranties

         3.1 Representations and Warranties of IFFC and IFFP. Each of IFFC and IFFP represents and warrants to BKC that:

         (a) Corporate Existence and Qualification. Each of IFFC and IFFP is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of IFFC and IFFP has all required power and authority to own its properties and to carry on its business as presently conducted.

         (b) Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by each of IFFC and IFFP, and each of IFFC and IFFP has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of each of IFFC and IFFP, enforceable in accordance with its terms.

         (c) No Company Defaults or Consents. Neither the execution and delivery of this Agreement nor the effectuation of the transactions contemplated hereby will:

                           (i) violate or conflict with any of the terms,
conditions or provisions of the certificate of incorporation or bylaws (or similar organizational documents) of IFFC or IFFP;

                           (ii) violate any legal requirements applicable to
IFFC or IFFP;

                           (iii) violate, conflict with, result in a breach of,
constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or permit applicable to IFFC or IFFP;

                           (iv) result in the creation of any lien, charge or
other encumbrance on any property of IFFC or IFFP (except as expressly contemplated hereby); or

                           (v) require IFFC or IFFP to obtain or make any
waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any governmental authority.

         (d) No Proceedings. Except as disclosed in IFFC's filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or for matters which are not, individually or in the aggregate, material to IFFC, no suit, action or other proceeding is pending or, to the Knowledge of IFFC or IFFP, threatened, before any governmental authority seeking to restrain such or prohibit its entry into this Agreement, or seeking damages against IFFC or IFFP or their respective properties as a result of the transactions contemplated by this Agreement.

         (e) Compliance with Laws. Each of IFFC and IFFP has all material franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its businesses as presently conducted. The business and operations of each of IFFC and IFFP have been and are being conducted in accordance in all material respects with all applicable

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laws, rules and regulations, and each of IFFC and IFFP is not in violation of any judgment, law or regulation.

         (f) Disclosure; Due Diligence. This Agreement, when taken as a whole with other documents and certificates furnished by each of IFFC and IFFP to BKC or its counsel have been furnished in good faith and, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         3.2 Representations and Warranties by BKC. BKC represents and warrants to each of IFFC and IFFP that:

         (a) Corporate Existence and Qualification. BKC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. BKC has all required power and authority to own its properties and to carry on its business as presently conducted.

         (b) Authority, Approval and Enforceability This Agreement has been duly executed and delivered by BKC, and BKC has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of BKC, enforceable in accordance with its terms.

4.       Miscellaneous.

         4.1 Further Assurances. Each of the parties hereto agrees with the other parties hereto that it will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Agreement.

         4.2 Binding on Successors, Transferees and Assigns; Assignment. This Agreement shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing neither no party hereto may assign any of its obligations hereunder with the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Agreement to one or more of its subsidiaries or affiliates.

         4.3 Amendments; Waivers. No amendment to or waiver of any provisions of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.4 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

         4.5 Expenses. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of enforcing any of its rights hereunder including, without limitation, the reimbursement rights provided in Section 1 hereof.

         4.6 Jurisdiction. Any claim arising out of this Agreement shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to

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such party and agrees that such service, to the fullest extent permitted by law,
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.

         4.7 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

         4.8 Notices. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

         4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                      INTERNATIONAL FAST FOOD CORPORATION



                                      By:__________________________
                                               Name:
                                               Title:

                                      c/o  Mitchell Rubinson
                                      1000 Lincoln Road, Suite 200
                                      Miami Beach, FL 33139, USA

                                      INTERNATIONAL FAST FOOD POLSKA S.P. Z.O.O.


                                      By:__________________________
                                               Name:
                                               Title:

                                      15 Jagiellonska Street
                                      Warsaw, Poland


                                      BURGER KING CORPORATION


                                      By:_________________________
                                               Name:
                                               Title:

                                      c/o  Burger King EMA
                                      Charter Place
                                      Vine Street
                                      Uxbridge, England UB81BZ
                                      Attn:  General Counsel and
                                             Vice President - Financial Affairs


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